UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2011

GUANWEI RECYCLING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53825	98-0669936

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-591) 8539-2532

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On July 11, 2011, Guanwei Recycling Corp. issued a press release, attached hereto as Exhibit 99.1, which announces the receipt by the Company of an increase in its import quota for imported plastic waste.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

       (d)   Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Guanwei Recycling Corp., dated July 11, 2011.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2011

GUANWEI RECYCLING CORP.

By:	/s/ Chen Min
Name:	Chen Min
Title:	Chief Executive Officer and Chairman of the Board of Directors